	Summary Prospectus	Ticker Symbols
Floating Rate Fund	January 31, 2015	Class A: FRFDX Advisor Class: FRFEX Institutional Class: FRFNX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at www.firstinvestors.com/prospectuses. You can also get this information at no cost by calling 1 (800) 423-4026 or by sending an e-mail request to admcust@firstinvestors.com. The Fund’s prospectus and SAI, both dated January 31, 2015, as each may be amended or supplemented, and the financial statements included in the Fund’s annual report to shareholders, dated September 30, 2014, are all incorporated by reference into this Summary Prospectus.

Investment Objective: The Fund seeks a high level of current income.
Fees and Expenses of the Fund:This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds. More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 160 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-54 of the Fund’s SAI.
Shareholder Fees (fees paid directly from your investment)	Class A	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Advisor Class	Institutional Class
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.30%	None	None
Other Expenses	0.68%	0.35%	0.46%
Total Annual Fund Operating Expenses	1.58%	0.95%	1.06%
Fee Limitation and/or Expense Reimbursement[1]	0.48%	0.05%	0.36%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	1.10%	0.90%	0.70%
1. The Adviser has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least January 31, 2016, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.10% for Class A, 0.90% for Advisor Class and 0.70% for Institutional Class shares. The Adviser can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser, provided that such repayment does not cause the expenses of the Fund’s Class A, Advisor Class or Institutional Class shares to exceed the applicable foregoing limits. The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2016, only with the approval of the Fund’s Board of Trustees.

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee limitation/expense reimbursement arrangements for Class A, Advisor Class and Institutional Class shares through January 31, 2016). Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Class A shares	$681	$1,001	$1,343	$2,307
Advisor Class shares	$92	$298	$521	$1,162
Institutional Class shares	$72	$301	$550	$1,262

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From the Fund’s inception date, October 21, 2013, to the Fund’s fiscal year end, September 30, 2014, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and/or bonds. Floating rate loans represent amounts borrowed by companies or other entities from banks and other lenders, which have interest rates that reset periodically (annually or more frequently), generally based on a common interest rate index or another base rate. In many cases, they are issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings.
The Fund will normally invest the majority of its assets in U.S. dollar denominated senior secured floating rate loans and/or bonds. A senior floating rate loan typically has priority with respect to payment (to the extent assets are available) in the event of bankruptcy. The Fund generally will acquire floating rate loans as assignments from lenders.
The Fund may invest in floating rate loans and/or bonds of any maturity or credit quality, but typically will invest in short duration, below investment grade floating rate loans and/or bonds (commonly referred to as “high-yield” or “junk” bonds) that the subadviser believes have attractive risk/reward characteristics and which are issued by U.S. corporations and/or foreign corporations in U.S. dollars.
The subadviser generally attempts to reduce the impact on the Fund from changing interest rates by investing in securities with shorter durations. Duration is a measurement of a loan’s or bond’s sensitivity to changes in interest rates. In general, the longer the duration of loans and/or bonds, the greater the likelihood that an increase in interest rates would cause a decline in the price of the Fund’s shares. The subadviser believes that the Fund’s short duration approach potentially reduces the risk to the portfolio if interest rates should rise.
The Fund generally invests in below investment grade securities that are rated from BB+ to B- by Standard & Poor’s Ratings Services, Ba1 through B3 by Moody’s Investors Service, Inc., or which are deemed to be of equivalent credit quality by the subadviser. The Fund will primarily invest in high yield floating rate loans and/or bonds, and may invest, to a lesser degree, in fixed-rate bonds.
Although the subadviser will consider ratings assigned by ratings agencies in selecting floating rate loans and/or bonds, it relies principally on its own research and investment analysis. The subadviser selects a loan and/or bond based on a rigorous bottom-up evaluation of each company and each loan or security in the Fund’s portfolio. The subadviser considers both company-specific quantitative and qualitative factors including: a company’s managerial strength and commitment to debt repayment; anticipated cash flow; debt maturity schedules; borrowing requirements; use of borrowing proceeds; asset coverage; earnings prospects; impacting legislation, regulation, or litigation; and the strength and depth of the protections afforded the lender through the documentation governing the bank loan or bond issuance.
The Fund may sell a holding when it meets the portfolio managers’ expectations, no longer offers compelling relative value, shows deteriorating fundamentals, or if it falls short of the portfolio managers’ expectations. The portfolio managers may also decide to continue to hold a loan or bond (or related securities) after a default. The Fund may borrow from banks, on a secured or unsecured basis and at fixed or variable rates of interest in order to maintain the liquidity necessary to meet redemptions.
Principal Risks: You can lose money by investing in the Fund. There is no guarantee that the Fund will meet its investment objective. The Fund is intended for investors who:
■  Are seeking an investment that offers a high level of current income,

■  Are willing to accept fluctuations in the value of their investment and the income it produces as a result of changes in interest rates and the economy,

■  Are willing to accept possible loss of principal and accept a high degree of credit risk and market volatility, and

■  Have a long-term investment horizon and are able to ride out market cycles.
Here are the principal risks of investing in the Fund:
Borrowing Risk. The Fund may borrow from banks by obtaining a line of credit to meet certain redemptions. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings at unfavorable prices. Borrowings involve additional expense to the Fund.
Credit Risk. This is the risk that an issuer of bonds and other debt securities, including loans, will be unable to pay interest or principal when due.
Floating Rate Loan Risk. The value of any collateral securing a floating rate loan may decline, be insufficient to meet the obligations of the borrower, or be difficult or costly to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and a floating rate loan can decline significantly in value. The Fund’s access to collateral may also be limited by bankruptcy or other insolvency laws. If a floating rate loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In addition, high yield floating rate loans usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.
Foreign Loan Risk. A loan and/or bond issued by a foreign corporation or its subsidiary may be subject to risks associated with certain regulatory, economic and political conditions of the issuer’s foreign country and, in event of default, it may be difficult for the Fund to pursue its rights against the issuer in that country’s courts.
High Yield Securities Risk. High yield bonds and other types of high yield debt securities, including floating rate loans, have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings. High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments. During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.
Interest Rate Risk. In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. As of the date of this prospectus, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Floating rate loans and bonds generally are less sensitive than fixed-rate instruments to interest rate changes, but they could remain sensitive over the short-term to interest rate changes. The interest rates on senior loans adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments.

Liquidity Risk. Floating rate loans generally are subject to legal or contractual restrictions on resale and may trade infrequently. High yield debt securities and floating rate loans tend to be less liquid than higher quality debt securities. It may be difficult to sell high yield debt securities and floating rate loans at a reasonable price or at a particular time. Assignments of bank loans and bonds also may be less liquid at times, because of potential delays in the settlement process or restrictions on resale.
Market Risk. The floating rate loan, high yield loan and bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology. This degree of volatility in the high yield market is usually associated more with stocks than bonds. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.
Security Selection Risk. Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.
Senior Loan Risk. Senior loan prices may be adversely affected by supply and demand imbalances caused by conditions in the senior loan market or related markets. Although senior floating rate loans may be senior to equity and debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance: The following bar chart and table provide some indication of the risks if investing in the Fund. The bar chart shows the Fund’s Class A shares performance for the past calendar year. The table shows how the Fund’s average annual returns for the past calendar year ended December 31 compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Year Ended December 31

During the period shown, the highest quarterly return was 0.61% (for the quarter ended June 30, 2014) and the lowest quarterly return was -1.51% (for the quarter ended December 31, 2014).

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	Life of Class*
Class A Shares
(Return Before Taxes)	-6.60%	-5.12%
(Return After Taxes on Distributions)	-7.71%	-6.18%
(Return After Taxes on Distributions and Sale of Fund Shares)	-3.73%	-4.67%
Advisor Class Shares (Return Before Taxes)	-0.73%	-0.02%
Institutional Class Shares (Return Before Taxes)	-0.45%	0.04%
J.P. Morgan BB/B Leveraged Loan Index** (reflects no deduction for fees, expenses or taxes)	1.72%	2.52%
Citigroup World Government Bond ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	2.17%	3.04%
* The average annual total returns shown are for the period since the Fund's commencement on 10/21/13.
** As of 06/1/14 the Fund changed its index to the J.P. Morgan BB/B Leveraged Loan Index because it more closely reflects the Fund’s investment strategy.
The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser: First Investors Management Company, Inc. is the Fund’s investment adviser and Muzinich & Co., Inc. (“Muzinich”) serves as the subadviser of the Fund.
Portfolio Manager: The Fund is managed by Muzinich by investment professionals who have active roles in managing the Fund. Dennis V. Dowden, CFA, and Bryan Petermann have served as the Fund’s Portfolio Managers since the Fund’s inception in 2013 and Clinton Comeaux has served as Portfolio Manager of the Fund since December 2014.
Purchase and Sale of Fund Shares: You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1 (800) 423-4026. The minimum initial purchase for Class A shares and Advisor Class shares is $1,000. The minimum initial purchase for Institutional Class shares is $2,000,000. The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan. Subsequent investments can be made in any U.S. dollar amount.
Tax Information:  The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company. FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds. The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, that receive compensation for selling First Investors Funds. These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds. For more information ask your representative or your financial intermediary, see the Fund’s SAI or visit First Investors’ or your financial intermediary’s website.

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